UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

August 17, 2023

TEGNA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 2000, Tysons, Virginia	22102-5151
(Address of principal executive offices)	(Zip Code)

(703) 873-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 17, 2023, TEGNA Inc. (the “Company”) held the Company’s 2023 Annual Meeting of Shareholders (the “Annual Meeting”). Set forth below are each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting, and the certified voting results reported by the inspector of election, Computershare Inc. (“Computershare”).

As of the close of business on June 22, 2023, the record date for the Annual Meeting, 201,403,858 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), were outstanding and entitled to vote. Based on the tabulation of the voting results from Computershare, 181,067,192 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 89.90% percent of the shares of Common Stock entitled to be voted.

The tabulation of the voting results from Computershare for the matters submitted to a vote at the Annual Meeting is as follows:

(1)	Election of Directors

Nominee	For	Withheld
Gina L. Bianchini	159,239,902	2,188,984
Howard D. Elias	154,071,265	7,368,758
Stuart J. Epstein	159,394,545	1,841,345
Karen H. Grimes	159,032,687	2,245,074
David T. Lougee	158,779,517	2,472,906
Scott K. McCune	154,118,567	7,049,688
Henry W. McGee	157,502,170	3,742,817
Neal Shapiro	157,774,100	3,677,924
Melinda C. Witmer	157,679,344	3,730,393

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
179,445,263	800,624	821,862

(3)	Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,264,583	6,889,437	1,626,443	19,287,415

(4)	Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

One Year	Two Years	Three Years	Abstentions
153,650,343	403,119	6,977,314	749,558

(5)	Approval of a Shareholder proposal regarding Shareholder Ratification of Termination Pay

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,225,910	101,890,116	1,664,307	19,287,415

Item 8.01.	Other Events.

On August 17, 2023, the Company issued a press release confirming the election of its directors at the Annual Meeting based on a preliminary vote count. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	TEGNA Inc. Press Release, dated August 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2023		TEGNA Inc.

	By:	/s/ Marc S. Sher
Marc S. Sher
Vice President, Associate General Counsel and Secretary

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